KEYNOTE SERIES ACCOUNT

Issued by

MONY LIFE INSURANCE COMPANY

Supplement dated September 14, 2023

to the

Prospectus dated May 1, 2018

Transamerica Inflation Protected Securities Fund. The Board of Directors of the Transamerica Funds approved a proposal to reorganize the Transamerica Inflation-Protected Securities Fund (“Acquired Fund”) into the Transamerica Inflation Opportunities Fund (the “Acquiring Fund”), a series of the Transamerica Funds which is substantially similar to the Acquired Fund (the “Reorganization”). The Reorganization is expected to take place on or about the close of business on October 26, 2023 (the “Closing Date”).

On the Closing Date, after the close of business, your contract value in the Transamerica Inflation-Protected Securities Subaccount, which invests in the Acquired Fund, will be invested in a newly created Transamerica Inflation Opportunities Subaccount that invests in the corresponding class of the Acquiring Fund. Additionally, on the Closing Date, the Acquired Funds will liquidate, cease operations, and will no longer be available for investment.

A combined Information Statement/Prospectus will be sent to Contract Owners invested in the Transamerica Inflation-Protected Subaccount, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal, as well as information about the Acquiring Fund.

Your rights and obligations under the Contract and your contract value will not change as a result of the Reorganization. The fees and charges under the Contract or Policy will not change and there are no tax consequences to you as a result of the Reorganization.

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Transamerica Inflation-Protected Securities Subaccount as an investment option under the Contract. As of the Closing Date, this Supplement further amends your Prospectus by adding the Transamerica Inflation Opportunities Subaccount as an investment option under your Contract.

If you would like to transfer out of the Acquired Fund or the Acquiring Fund prior to or after the Closing Date, you may transfer your contract value to any of the Underlying Portfolios listed in your Prospectus. As of the start of business on the Closing Date, any automated transfer features such as asset rebalancing or dollar cost averaging with the Acquired Fund will be directed to the Acquiring Fund. You will not be charged for the transfer made due to the Reorganization. In addition, if you reallocate your policy value to another portfolio company prior to the Reorganization or within 30 days after the Closing Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Supplement updates certain information in the above referenced May 1, 2018 prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.